                                                                    EXHIBIT 10.1

================================================================================

                        INTELLECTUAL PROPERTY AGREEMENT

                                    between

                             WEYERHAEUSER COMPANY

                                      and

                          PARAGON TRADE BRANDS, INC.

                         Dated as of February 2, 1993

================================================================================

     INTELLECTUAL PROPERTY AGREEMENT by and between Weyerhaeuser Company, a Washington corporation ("Weyerhaeuser"), and Paragon Trade Brands, Inc., a Delaware corporation ("Paragon").

     WHEREAS, Weyerhaeuser and Paragon have entered into an Asset Transfer Agreement, having a Closing Date of January 26, 1993 (the "Asset Transfer Agreement") pursuant to which Weyerhaeuser is selling and transferring to Paragon certain assets and properties relating to the Business (as defined in the Asset Transfer Agreement) on such other terms and conditions as contained therein; and

     WHEREAS, the Asset Transfer Agreement provides that Weyerhaeuser and Paragon shall enter into an agreement relating to intellectual property with respect to the Business on and after the Closing Date and this Intellectual Property Agreement is made to fulfill that provision.



                                   ARTICLE I
                              CERTAIN DEFINITIONS
                              -------------------

     As used in this Agreement each of the following terms shall have the following meaning:

     1.01 The definitions in the Asset Transfer Agreement are expressly made a part of this Agreement as fully as though completely set forth herein.

     1.02 "Copyrights" shall mean rights in original works of authorship as those terms are defined and used in 17 United States Code (S) 101 et seq. or
                                                                  -------
under any foreign copyright laws and registration and applications to register therefor.

     1.03 "Know-How" shall mean (i) design drawings, (ii) specifications and performance criteria, (iii) operating instructions and maintenance manuals, (iv) manufacturing information, including production documentation, methods, layouts and supplier and cost information, (v) computer software and related documentation, including, without limitation, source and object code listings,
(vi) prototypes, models or samples, (vii) computer-aided design or computer-aided manufacturing data, (viii) files relating to registration of, and disclosures and applications to register Patent Rights, (ix) files and studies relating intellectual property rights of third parties and (x) other tangible materials.

     1.04 "Patent Rights" shall mean (i) rights provided by a United States or foreign patent or similar government-granted right, including reissues or extensions thereof, (ii) applications for the foregoing, including any divisions, continuations and continuations-in-part thereof filed by Paragon after the Closing Date, and (iii) potentially patentable inventions described in invention reports.

     1.05 "Third Party Intellectual Property Agreements" shall mean all intellectual property agreements, including settlements, licenses, patent assignments, joint technology, confidential relationship agreements, consulting agreements, indemnity agreements, and trademark agreements.

     1.06 "Primary Intellectual Property Rights" shall mean those Patent Rights, Copyrights, Know-How, Trade Secrets and Third Party Intellectual Property Agreements that are owned, licensed or controlled by Weyerhaeuser and used by Weyerhaeuser as of the Closing Date solely in connection with the Business or the Products as they exist on the Closing Date.

     1.07 "Products" shall mean the products manufactured, or in the process of design or development for manufacture, by the Business as of the Closing Date.

     1.08 "Trade Secrets" shall mean all information (including formulas, patterns, compilations, programs, devices, methods, techniques or processes, product and business plans or other bodies of information embodied in Know-How), that (i) derives independent economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means, by third parties who can obtain economic value from its disclosure or use and
(ii) is the subject of efforts by any of its owners that are reasonable under the circumstances to maintain its secrecy.

     1.09 "Trademarks" shall mean all trademarks or service marks as defined in 15 United States Code (S) 1127 and comparable foreign laws that are (i) owned, controlled or used or intended to be used by Weyerhaeuser solely in connection with the Business or the Products as of the Closing Date and (ii) the subject of a registration or a pending application for registration or that is unregistered and are identified by words, symbols or designs.

     1.10 "Secondary Intellectual Property Rights" shall mean those Patent Rights, Copyrights, Know-How and Trade Secrets that (i) are owned and controlled by Weyerhaeuser and with respect to which Weyerhaeuser has a right to grant the licenses being herein granted to Paragon, (ii) are used or may be used by Weyerhaeuser as of the Closing Date in connection with the Business or the Products as they exist on the Closing Date and (iii) are being licensed to Paragon pursuant to
Section 3.03 of this Agreement.

     1.11 "Prime Line Technology" shall mean all information relating to processes, materials, equipment, designs, operation, performance, controls or structures for the manufacture of fluid absorbent articles comprising fibers and a fluid absorbent polymer which has been polymerized in situ on and/or in said article, which information has been disclosed to Weyerhaeuser by Johnson & Johnson under a Technology Agreement effective July 1, 1987 or developed by Weyerhaeuser in support of its prime line equipment in Bowling Green, Kentucky before the Closing Date.

     1.12 "Weyerhaeuser Trade Secrets" shall mean Prime Line Technology and all other information (including formulas, patterns, compilations, programs, devices, methods, techniques or processes, product and business plans, or other bodies of information embodied in Know-How) that is owned by Weyerhaeuser but is not used as of the Closing Date solely in connection with the Business or the Products and that (i) derives independent economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means, by third parties who can obtain economic value from its disclosure or use and (ii) is the subject of efforts by any of its owners that are reasonable under the circumstances to maintain its secrecy.



                                  ARTICLE II
                  CONVEYANCE OF INTELLECTUAL PROPERTY ASSETS
                  ------------------------------------------

     2.01 Primary Intellectual Property and Trademarks. On the Closing Date
          ---------------------------------------------
Weyerhaeuser shall transfer, convey, assign and deliver to Paragon and Paragon shall acquire and receive from Weyerhaeuser all of Weyerhaeuser's right, title and interest in and to the Primary Intellectual Property Rights and all Trademarks and the associated goodwill therein.

     2.02 Delivery by Weyerhaeuser. On the Closing Date Weyerhaeuser shall
          -------------------------
deliver to Paragon all Instruments of Assignment necessary or appropriate to perfect the conveyance of the Primary Intellectual Property Rights and Trademarks and associated goodwill therein specified in Section 2.01 hereof.

                                  ARTICLE III
                         INTELLECTUAL PROPERTY RIGHTS
                         ----------------------------

     3.01 Assignments of Rights. On the Closing Date, Weyerhaeuser shall assign,
          ----------------------
convey and transfer to Paragon all its right, title and interest in:

     3.01(a) the Patent Rights identified in Schedule 3.01(a) hereto;

     3.01(b) the Trademarks, including associated good will, listed in schedule 3.01(b) hereto; and

     3.01(c) all other Primary Intellectual Property.

     3.02 Assignments of Third Party Intellectual Property Agreements. On the
          ------------------------------------------------------------
Closing Date, Weyerhaeuser shall assign, convey and transfer to Paragon all its right, title and interest in:

     3.02(a) Settlement Agreement between Weyerhaeuser and The Procter & Gamble Company effective May 15, 1991 limited to the baby diaper business.

     3.02(b) Settlement Agreement between Weyerhaeuser and Uni-Charm Corporation effective October 31, 1991 and its amendment of May 1, 1992, limited to Infant Diapers and excluding Weyerhaeuser's rights and obligations regarding the supply of Pulp to Uni-Charm as provided in Article 4 of the Settlement Agreement.

     3.02(c) License Agreements of November 29, 1989 and March 1, 1990 between Weyerhaeuser and Paper Converting Machine Company granting paid-up licenses under U.S. Patent 4,711,683 on the diaper machines listed in such Agreements. Since these licenses are silent as to assignability, Weyerhaeuser assigns to Paragon these licenses to the extent they are assignable.

     3.02(d) Patent Assignment and License Agreement between Weyerhaeuser and Pepsico, Inc. effective March 21, 1990 relating to U.S. Patent 4,078,659.

     3.02(e) License Agreement effective December 28, 1987 between Weyerhaeuser and Landstingens Inkopscentrol, LIC, Ekonomisk Forening which was assigned to LIC CARE AB on January 1, 1990 and amended January 1, 1991 granting licenses under U.S. Patent Reissue 33,106 and Canadian Patent 1,211,902, subject to the option of sublicensing rights of Scott Health Care effective May 30, 1992.

     3.02(f) License Agreement effective May 30, 1992 between Weyerhaeuser and Scott Health Care; prior written consent of Scott to be assigned has been obtained January 21, 1993.

     3.02(g) License Agreements effective November 13, 1991 and February 28, 1992 in the United States and Canada respectively, with Jim Henson Productions, Inc. which requires written assumption of obligations by Paragon.

     3.02(h) Cross License Agreement between Molnlycke AB and Weyerhaeuser Company effective November 4, 1992.

     3.02(i) Joint Technology Agreement between Molnlycke AB and Weyerhaeuser Company effective November 4, 1992.

     3.02(j) Consulting Agreements between Weyerhaeuser and the consultants providing services to the Business as of the Closing Date. Since these agreements are silent as to assignability, Weyerhaeuser assigns these agreements to the extent they are assignable.

     3.02(k) Indemnity agreements between Weyerhaeuser and the customers or suppliers to the Business as of the Closing Date.

     3.02(l) Confidential Relationship agreements between Weyerhaeuser and third parties relating to information of interest to the Business.

     3.02(m) Software and associated software licenses to the extent used by the Business as of the Closing Date, to the extent they are assignable.

     3.02(n) License Agreement between Weyerhaeuser and Arquest Inc. dated September 24, 1992.

All of these assignments are conditioned on Paragon's acceptance of the obligations of Weyerhaeuser unless otherwise specified under such agreements.

     3.03 License. On the Closing Date, Weyerhaeuser shall grant Paragon a
          -------
license under the Secondary Intellectual Property Rights in accordance with the terms of the License attached hereto and made a part hereof.

     3.04 Sublicense. On the Closing Date, Weyerhaeuser shall grant a sublicense
          ----------
to Paragon under the Johnson & Johnson Technology Agreement Effective July 1, 1987 in accordance with the terms of the Sublicense attached hereto and made a part hereof.

     3.05 No Other Assignments or Licenses. Except for the assignments of
          ----------------------------------
Primary Intellectual Property Rights, and Trademarks pursuant to Sections 2.01,
3.01 and 3.02, the

License of Secondary Intellectual Property Rights of Section 3.03 and Sublicense of Section 3.04, Paragon shall have no other assignments, licenses or rights by implication or otherwise in technology, business information, trademarks, Weyerhaeuser Trade Secrets or other intellectual property rights owned, controlled or used by Weyerhaeuser.

     3.06. Facilitation of Assignments and Licenses. The communication of
           ----------------------------------------
Primary Intellectual Property Rights and Trademarks from Weyerhaeuser to Paragon shall occur primarily through Paragon's acquisition of the Assets and the employment of personnel at the Facilities. To the extent not covered by the foregoing and notwithstanding the provisions of Section 5.02 of the Asset Transfer Agreement, Weyerhaeuser shall provide to Paragon within a reasonable time, not to exceed one (1) year after the Closing Date, any files in Weyerhaeuser's files for or related to Primary Intellectual Property Rights and Trademarks. In addition, to facilitate the assignments and licenses to Paragon set forth above, Weyerhaeuser shall for a period of one (1) year from the Closing Date:

     3.06(a) execute assignments or other documents prepared by Paragon that are necessary for evidencing or recording by Paragon of the assignment to Paragon of Primary Intellectual Property Rights and Trademarks as provided in this Agreement.

     3.06(b) provide to Paragon, upon Paragon's written request and at Paragon's expense, consultation by Weyerhaeuser's Corporate Patent Counsel drawing on his extensive experience and personal knowledge concerning intellectual property matters of interest to Paragon. It is understood that such consultation will not include the practice of law on behalf of Paragon and will be provided at times and places which will not unreasonably affect his primary duties to Weyerhaeuser.

     3.07 Enforcement of Rights. After the Closing Date, Paragon shall have the
          ---------------------
sole right, at Paragon's sole expense and discretion, to bring any legal action against persons infringing or violating the Primary Intellectual Property Rights or Trademarks by past, present or future acts that compete with or injure the Business or the Products and retain any and all recoveries from such legal actions.

     3.08 Applications. As of the Closing Date, Paragon shall assume
          ------------
responsibility for all Primary Intellectual Property Rights and Trademarks which are assigned to it pursuant to Sections 2.01, 2.02 and 3.01 hereof and shall thereafter pursue such applications, maintain

Patent Rights and make and pursue applications on invention reports according to its judgment and sole discretion.

     3.09 Nondisclosure by Weyerhaeuser. Weyerhaeuser hereby agrees to safeguard
          -----------------------------
against disclosure to third parties all Trade Secrets assigned to Paragon hereunder, by using reasonable secrecy measures and not less than the same degree of care as for its own similar proprietary information, for a period of five (5) years after the Closing Date; provided however, Weyerhaeuser shall not be obligated to maintain any such Trade Secret in confidence to the extent that:

     3.09(a) the Trade Secret or its use is or becomes public knowledge without the fault of Weyerhaeuser;

     3.09(b) the Trade Secret or its use is or becomes available after the date hereof on an unrestricted basis to Weyerhaeuser from a source other than Paragon or Weyerhaeuser;

     3.09(c) the Trade Secret or its use becomes available on an unrestricted basis to a third party from Paragon or from someone acting under its control; or

     3.09(d) the Trade Secret or its use is disclosed by Weyerhaeuser as a result of a court or government action; provided, however, that Weyerhaeuser agrees to provide written notification to Paragon of such action, and provided further that disclosure solely pursuant to this Section 3.09(d) shall not release Weyerhaeuser from its obligation otherwise to maintain confidentiality unless otherwise permitted by this Agreement.

     3.10 Nondisclosure by Paragon. Paragon hereby agrees to safeguard against
          ------------------------
disclosure to third parties all Weyerhaeuser Trade Secrets by using reasonable secrecy measures and not less than the same degree of care as for its own similar proprietary information, for a period of five (5) years after the Closing Date; provided however, Paragon shall not be obligated to maintain any such Trade Secret in confidence to the extent that:

     3.10(a) the Trade Secret or its use is or becomes public knowledge without the fault of Paragon;

     3.10(b) the Trade Secret or its use is or becomes available after the date hereof on an unrestricted basis to Paragon from a source other than Weyerhaeuser;

     3.10(c) the Trade Secret or its use becomes available on an unrestricted basis to a third party from Weyerhaeuser or from someone acting under its control; or

     3.10(d) the Trade Secret or its use is disclosed by Paragon as a result of a court or government action; provided, however, that Paragon agrees to provide written notification to Weyerhaeuser of such action, and provided further that disclosure solely pursuant to this Section 3.10(d) shall not release Paragon from its obligation otherwise to maintain confidentiality unless otherwise permitted by this Agreement.

     3.11 Representation and Warranty. Weyerhaeuser represents and warrants
          ---------------------------
that, to the best of its knowledge (i) it is the sole and exclusive owner of the Primary Intellectual Property Rights and Secondary Intellectual Property Rights,
(ii) Schedules 3.01(a) and 3.01(b) are accurate and complete lists of all Patent Rights and Trademarks, as used in connection with the Business or the Products,
(iii) the Primary Intellectual Property Rights and Secondary Intellectual Property Rights are free from any liens or security interest except as noted on the Schedules, (iv) there is no claim, suit, action or proceeding pending or threatened against Weyerhaeuser or its affiliates asserting that the operation of the Business infringes the rights of any third party except in each case as disclosed in the Prospectuses for the Public Offering; (v) the patents, trademarks and licenses listed in Schedules 3.01(a), 3.01(b), and in Section
3.02 hereof are valid and enforceable; (vi) all renewal fees, annuities, and other maintenance with respect to the Primary Intellectual Property Rights which have fallen due on or prior to the date hereof have been paid; and (vii) that the Primary Intellectual Property plus Trademarks and Secondary Intellectual Property are adequate for the continuation of the Business as currently conducted.



                                  ARTICLE IV

                          CLAIMS, EMPLOYEE AGREEMENT
                          --------------------------

     4.01 Patent, Trade Secret or Trademark Claims. Paragon shall be obligated
          ----------------------------------------
for and hereby agrees to indemnify, defend and hold harmless Weyerhaeuser for, from and against any and all liability, expense and costs asserted against, imposed on, or incurred by Weyerhaeuser, directly or indirectly, for patent, trade secret, copyright or trademark infringement or other similar claims involving products, processes, materials and/or equipment relating to the Business or Products made, used or sold prior to, on or after the Closing Date. The indemnification procedures set forth in Section 11-03 of the Asset

Transfer Agreement shall apply with respect to the indemnification provided in this Section 4.01.

     4.02 Employee Invention Agreements. Weyerhaeuser hereby assigns to Paragon,
          -----------------------------
to the extent that they are assignable, the Employee Invention Agreements signed by all former Weyerhaeuser employees who were employed in the Business to the extent of all inventions relating to Primary Intellectual Property Rights conceived before the Closing Date.

     4.03 Employee Confidentiality Agreements. Weyerhaeuser hereby assigns to
          -----------------------------------
Paragon, to the extent that they are assignable, the Employee Confidentiality Agreements signed by all former Weyerhaeuser employees who were employed in the Business to the extent of all Trade Secrets but not Weyerhaeuser Trade Secrets.

     4.04 Employee Covenants Against Conflicting Employment. Weyerhaeuser hereby
          -------------------------------------------------
assigns to Paragon, to the extent that they are assignable, the Covenant(s) Against Conflicting Employment signed by all former Weyerhaeuser employees who were employed in the Business and Paragon shall be obligated to undertake all responsibilities of Weyerhaeuser under such agreements as of the Closing Date.



                                   ARTICLE V

                                 MISCELLANEOUS
                                 -------------

     5.01 Entire Agreement. This Agreement, including the exhibits hereto and
          ----------------
the documents, schedules, certificates and instruments referred to herein, embodies the entire understanding between the parties hereto with respect to the transactions contemplated hereby and supersedes and replaces all prior and contemporaneous agreements and understandings, oral or written, with regard to such transactions.

     5.02 Successors and Assigns. This Agreement shall inure to the benefit of
          ----------------------
and shall be binding upon the successors and assigns of the parties hereto.

     5.03 Governing Law. This Agreement shall be construed, performed and
          -------------
enforced in accordance with, and governed by, the internal laws of the State of Washington without giving effect to the principles of conflicts of laws thereof.

     5.04 Force Majeure. Neither party shall be liable for any failure of or
          -------------
delay in the performance of this Agreement for the period that such failure or delay is due to acts of God, public enemy, war (declared or undeclared), strikes or labor disputes, or any other cause beyond the parties' reasonable control. Each party agrees to notify the other party promptly of occurrence of any such cause and to carry out this Agreement as promptly as practicable after such cause is terminated.

     5.05 Severability. In the event that any part of this agreement is declared
          ------------
by any court or other judicial or administrative body to be null, void or unenforceable, said provision shall survive to the extent it is not so declared, and all of the other provisions of this Agreement shall remain in full force and effect.

     5.06 Notices. All notices, requests, demands and other communications under
          -------
this Agreement shall be in writing and shall be deemed to have been duly given
(i) on the date of service if served personally on the party to whom notice is to be given, (ii) on the day of transmission if sent via facsimile transmission to the facsimile number given below, provided telephonic confirmation of receipt is obtained promptly after completion of transmission, (iii) on the day after delivery to an overnight courier service or the Express Mail service maintained by the United States Postal Service, provided receipt of delivery has been confirmed, or (iv) on the fifth day after mailing, provided not returned, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, properly addressed and return-receipt requested, to the party as follows:

If to Weyerhaeuser: Weyerhaeuser Company
                    33663 Weyerhaeuser Way South
                    Federal Way, Washington 98003
                    Telephone: 206/924-2061
                    FAX:       206/924-3253

If to Paragon:      Paragon Trade Brands, Inc.
                    505 South 336th Street
                    Federal Way, Washington 98003
                    Telephone: 206/924-4509
                    FAX:       206/924-4559

Any party may change its address by giving the other party written notice of its new address in the manner set forth above.

     5.07 Amendments; Waivers. This Agreement may be amended or modified, and
          -------------------
any term, covenant, representation, warranty or condition hereof may be waived, only by a written instrument executed by the parties hereto, or in the case of a waiver, by the party waiving compliance. Any waiver by any party of any condition or of the breach of any provision, term, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall not be deemed to be nor construed as further or continuing waiver of any such condition or of the breach of any other provision, term, covenant, representation or warranty of this Agreement.

     5.08 Parties in Interest. Nothing in this Agreement is intended to
          -------------------
confer any rights or remedies under or by reason of this Agreement on any persons other than Weyerhaeuser or Paragon and their respective successors and permitted assigns. Nothing in this Agreement is intended to relieve or discharge the obligations or liability of any third persons to Weyerhaeuser or Paragon. No provision of this Agreement shall give any third persons any right of subrogation or action over or against Weyerhaeuser or Paragon.

     5.09 Section and Paragraph Headings. The section and paragraph headings
          ------------------------------
in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     5.10 Counterparts. This Agreement may be executed in counterparts, each of
          ------------
which shall be deemed an original, but all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized on the date first written above.

PARAGON TRADE BRANDS, INC.       WEYERHAEUSER COMPANY

By:    /s/ B.V. Abraham          By:    /s/ Robert A. Dowdy
       -------------------              -------------------
Name:  B. V. Abraham             Name:  Robert A. Dowdy
Title: President                 Title: Deputy General Counsel

                        INTELLECTUAL PROPERTY AGREEMENT
                               SCHEDULE 3.01(a)
                        PATENTS AND PATENT APPLICATIONS


Ctry   Status   Appl'n No.   File Date     Patent #    Issue Date    Expiration
----   ------   ----------   ---------     --------    ----------    ----------

File No.: 4566
Title: DISPOSABLE DIAPER WITH CUTOUT PAD AT TAPE ATTACHMENT AREA -
       Licensed to Scott

US     Issued    729230      10/04/76      4055183     10/25/77     10/25/94

File No.: 4590
Title: DISPOSABLE DIAPER WITH IMPROVED TAPE FASTENER - Licensed to Scott

US     Issued    743896      11/22/76      4067338     1/10/78      1/10/95

File No.: 4591
Title: DISPOSABLE DIAPER WITH IMPROVED TAPE FASTENER - Licensed to Scott

US     Issued    747589      12/06/76      4068665     1/17/78      1/17/95

File No.: 4675
Title: DISPOSABLE DIAPER WITH CENTER FOLDED EDGES - Licensed to Scott

CA     Issued    345249      2/12/80       1134551     11/2/82      11/2/99
US     Issued    25439       3/30/79       4216773     8/12/80      8112/97

File No.: 4753
Title: METHOD FOR APPLICATION OF ELASTIC TO ARTICLES - Licensed to Scott

US     Issued    161722      6/23/80       4297157     10/27/81     10/27/98

File No.: 12401
Title: LEAK RESISTANT DIAPER OR INCONTINENT GARMENT -
       US and Canada are Licensed to Scott

CA     Issued    474741      2/20/85       1235853     5/03/88      5/03/05
US     Issued    559597      12/08/83      4578072     3/25/86      3/25/03

                        INTELLECTUAL PROPERTY AGREEMENT
                               SCHEDULE 3.01(a)
                        PATENTS AND PATENT APPLICATIONS

Ctry   Status   Appl'n No.   File Date     Patent #   Issue Date   Expiration
----   ------   ----------   ---------     --------   ----------   ----------

File No.: 13310
Title: DIAPER OR INCONTINENT PAD HAVING PLEATED ATTACHMENT STRAP -
       Licensed to Scott

US     Issued    755126      7/15/85       4670012     6/02/87      6/02/04

File No.: 13725
Title: ELASTIC LEG DIAPER AND METHOD AND APPARATUS FOR ITS MANUFACTURE -
       U.S. and Canada are Licensed to Scott

CA     Issued    533498      3/13/87       1282554     4/09/91      3/31/07
EPO    Pend.     87906551.4  11/24/86
JP     Pend.     501108/87   12/10/87
US     Issued    850183      4/10/86       4726807     2/23/88      2/23/05
US     Issued    089197      8/24/87       4938821     7/03/90      7/03/07
CA     Pend.     601796      6/05/89
US     Issued    132823      12/14/87      4854985     8/08/89      8/08/06

File No.: 15608
Title: WAIST ELASTIC APPLICATOR FOR DIAPER OR SIMILAR ARTICLE -
       Licensed to Scott

CA     Issued    547689      9/24/87       1295301     2/04/92      2/04/09
JP     Pending   28612/88    2/9/88
US     Issued    032271      3/31/87       4726874     2/23/88      2/13/05

File No.: 15668
Title: WAIST ELASTIC APPLICATOR FOR DIAPER OR SIMILAR ARTICLE AND METHOD -
       US Licensed to Scott. Japanese filed by Uni-Charm

JP     Pend.     1-55989     3/07/89
US     Pend.     164752      3/07/88

                        INTELLECTUAL PROPERTY AGREEMENT
                               SCHEDULE 3.01(a)
                        PATENTS AND PATENT APPLICATIONS

Ctry   Status   Appl'n No.   File Date     Patent #   Issue Date   Expiration
----   ------   ----------   ---------     --------   ----------   ----------

File No.: 15746
Title: DISPOSABLE DIAPER WITH REFASTENABLE MECHANICAL FASTENING SYSTEM -
       U.S. and Canada are licensed to Scott

CA     Pend.     2011596     3/06/90
EPO    Pend.     90104041.0  3/19/90
JP     Pend.     68534/90    3/20/90
US     Pend.     677606      3/27/91
US     Pend.     918,279     7/22/92
US     Aban.     328493      3/24/89

File No.: 15981
Title: VENTILATED DIAPER OR INCONTINENCE GARMENT - Licensed to Scott

US     Issued    142165      1/11/88       4887602     12/19/89     12/19/06

File No.: 15986
Title: SANITARY NAPKIN OR LIKE ARTICLE HAVING INTEGRAL CARRYING/DISPOSAL
       ENVELOPE - Licensed to Scott

US     Issued    153120      2/08/88       4857066     8/15/89      8/15/06

File No.: 16495
Title: PERINEAL SHIELD - Licensed to Scott

US     Issued    97990       9/17/87       4753645     6/28/88      6/28/05

File No.: 16547
Title: LEAK RESISTANT ELASTIC WAIST DIAPER - Licensed to Scott

US     Issued    118831      11/09/87      4917682     4/17/90      4/17/07

File No.: 16598
Title: SELF-ADJUSTING SUSPENSION SYSTEM FOR PERINEAL SHIELD - Licensed to Scott

US     Issued    203371      5/31/88       4932950     6/12/90      6/12/07

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(a)
                        PATENTS AND PATENT APPLICATIONS

Ctry   Status   Appl'n No.   File Date     Patent #   Issue Date   Expiration
----   ------   ----------   ---------     --------   ----------   ----------

File No.: 16771
Title: DISPOSABLE DIAPER - Licensed to Scott

US     Issued    269298      11/10/88      4892528     1/09/90      1/09/07

File No.: 16800
Title: ELASTIC BAND HEAT ACTIVATION SYSTEM - U.S. Licensed to Scott

US     Issued    595048      10/09/90      5140757     8/25/92      8/25/09
US     Pend.     896332      6/10/92

File No.: 16833
Title: ATTACHMENT MEANS AND INCONTINENT GARMENT INCORPORATING SAME -
       Licensed to Scott

US     Issued    230109      8/09/88       4911702     3/27/90      3/27/07

File No.: 16890
Title: DISPOSABLE ELASTIC STRUCTURE - US only Licensed to Scott

US     Issued    245492      9/19/88       4977011     12/11/90    12/11/07
US     Pend.     742223      8/06/91
US     Aban.     472600      2/20/90

File No.: 17504
Title: HEAT SHRUNK CARRIER FOR BOTTLES - ASSIGNED FROM PEPSICO, LICENSE
       BACK TO PEPSICO FOR USE WITH FOOD; Licensed to Scott

US     Issued    697578      6/18/76       4078659      3/14/78     3/14/95

File No.: 17914
Title: DISPOSABLE DIAPER WITH WIDE ELASTIC GATHERING MEANS FOR IMPROVED COMFORT
       - ASSIGNED FROM J&J, SUBJECT TO REASSIGNMENT UNDER SEC. 4.6; Nonexclusive license to P&G, J&J, Scott

CA     Issued    343133      1/07/80       1154901     10/11/83    10/11/00
US     Issued    119898      2/08/80       4388075      6/14/83     7/14/00
CA     Issued    419134      1/07/83       1181201      1/22/85     1/22/02

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(a)
                        PATENTS AND PATENT APPLICATIONS

Ctry   Status   Appl'n No.   File Date     Patent #   Issue Date   Expiration
----   ------   ----------   ---------     --------   ----------   ----------

File No.: 18005
Title: ABSORBENT STRUCTURE - U.S. Licensed to Scott

US     Pend.     868626       4/14/92

File No.: 18038
Title: DISPOSABLE DIAPER AND METHOD FOR INCORPORATION OF ELASTIC MEMBER INTO
       SUCH DIAPER - ASSIGNED FROM UNI-CHARM; Licensed nonexclusively to P&G, Scott, and Uni-Charm. Uni-Charm license is assignable.

US     Issued    755369       7/16/85      4626305     12/02/86    12/02/03
US     Issued    899421       8/22/86      4687477      8/18/87     8/18/04

File No.: 18064
Title: APPARATUS FOR SYNCHRONOUS IN-LINE PLACEMENT OF ABSORBENT PANEL
       COMPONENT - U.S. Licensed to Scott
US     Pend.     07/854354    3/19/92

File No.: 18153
Title: HEAT-SHRUNK PROTECTIVE PACKAGING FOR MULTIPLE UNITS - Licensed to Scott
US     Issued    512706       4/23/90      5048687      9/17/91     9/17/08

File No.: 18226
Title: SHAPED ABSORBENT PAD FOR DISPOSABLE DIAPERS - ASSIGNED FROM J&J;
       Licensed to Scott and Johnson & Johnson
CA     Issued    318637      12/27/78      1100706      5/12/81     5/12/98

File No.: 18227
Title: WICKING FIBERS IN COMBINATION WITH A REPELLANT FABRIC - ASSIGNED
       FROM J&J; Licensed to Scott and Johnson & Johnson
CA     Issued    400345       4/01/82      1180173      1/02/85     1/02/02

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(a)
                        PATENTS AND PATENT APPLICATIONS

Ctry   Status   Appl'n No.   File Date     Patent #   Issue Date   Expiration
----   ------   ----------   ---------     --------   ----------   ----------

File No.: 18233
Title: ABSORBENT STRUCTURE - U.S. Licensed to Scott

US     Pend.     809052      12/17/91

File No.: 18389
Title: DISPOSABLE ABSORBENT GARMENT WITH COMPOSITE TOP SHEET ASSEMBLY -
       Mexico and US are Licensed to Scott

MX     Pend.     91 01934    11/05/91
PCT    Pend.     US91/07913  10/25/91
US     Pend.     608809      11/05/90

File No.: 18642
Title: INSERT PAD FOR A DIAPER OR PANT (DESIGN CASE) - Licensed to Scott

US     Pend.     744214       8/12/91
US     Pend.     744213       8/12/91
US     Pend.     744212       8/12/91
US     Pend.     745121       8/12/91
US     Pend.     744215       8/12/91
US     Pend.     745126       8/12/91
US     Pend.     745124       8/12/91

File No.: 18699
Title: ABSORBENT PRODUCT - Mexico and U.S. are Licensed to Scott

MX     Pend.     92 00798     2/25/92
PCT    Pend.     US92/01544   2/26/92
US     Pend.     782938      10/25/91
US     Pend.     07/863323    4/01/92

File No.: 18991
Title: ABSORBENT GARMENT WITH TARGET REGION AND END CAPS - Licensed to
       Scott
US     Pend.     929812       8/14/92

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(a)
                        PATENTS AND PATENT APPLICATIONS

Ctry   Status   Appl'n No.   File Date     Patent #   Issue Date   Expiration
----   ------   ----------   ---------     --------   ----------   ----------

File No.: 19070
Title: STRETCH DISPOSABLE DIAPER WHICH PROVIDES IMPROVED FIT AROUND BABY'S
       LEGS - ASSIGNED FROM J&J; Mexico Licensed to Scott

GB     Issued    7849082     12/19/78   2010682         8/4/82     12/19/98
MX     Issued    2010682     10/03/80    150635        6/13/84      6/13/94

File No.: 19073
Title: ABSORBENT ARTICLE HAVING AUXILIARY ABSORBENT MEMBER HAVING STANDING LEG
       GATHER - U.S. Licensed to Scott

US     Pend.     07/853928    3/19/92

File No.: 19075
Title: DISPOSABLE ABSORBENT PANEL ASSEMBLY - U.S. Licensed to Scott

US     Pend.     07/865968    4/9/92

File No.: 19098
Title: A METHOD AND APPARATUS FOR ZONED APPLICATION OF PARTICLES IN FIBROUS
       MATERIAL - U.S. Licensed to Scott

US     Pend.     07/825928    1/27/92

File No.: 19125
Title: DISPOSABLE ABSORBENT ARTICLE

US     Pend.     07/960902    10/14/92

File No.: 19150
Title: METHOD AND APPARATUS FOR ZONED APPLICATION OF PARTICLES IN FIBROUS
       MATERIAL WITH DUAL DISPENSING NOZZLES - U.S. Licensed to Scott

US     Pend.     07/825930    1/27/92

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(a)
                        PATENTS AND PATENT APPLICATIONS

Ctry   Status   Appl'n No.   File Date     Patent #   Issue Date   Expiration
----   ------   ----------   ---------     --------   ----------   ----------

File No.: 19259
Title: DISPOSABLE ABSORBENT GARMENT - Licensed to Scott
Inventors: Huffman, Gloria and Pieniak, Heinz

US     Pend.     07/924300    8/3/92

File No.: 19313
Title: TWO-PHASE ABSORBENT PARTICLES, ABSORBENT PRODUCT COMPRISING PAD MADE
       THEREFROM AND METHOD OF MAKING SUCH PARTICLES - Licensed to Scott

US     Pend.     07/917769    7/21/92

File No.: 19330
Title: MODULAR APPARATUS FOR FABRICATING AN ABSORBENT ARTICLE

US     Pend.     07/942926    9/10/92

File No.: 19398
Title: DIAPER WITH POCKETING STRUCTURE

JP     Pend.     6566         6/1/92

File No.: 19489
Title: ABSORPTION PRODUCT WITH LIQUID BARRIER

JP     Pend.     D-10939      8/13/92

File No.: 19490
Title: SHEET FORM ABSORBENT

JP     Pend.     D-10998      8/13/92

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(a)


                               INVENTION REPORTS
                               -----------------

File No.:   12317
Title:      INVERTED Z-FOLD DIAPER
Inventors:  LANCASTER, EP

File No.:   13030
Title:      ELASTIC APPLICATOR
Inventors:  VANVLIET, RA

File No.:   13036
Title:      SOFT BREATHABLE STRAP FOR INCONTINENCE PRODUCT
Inventors:  LANCASTER, EP

File No.:   13284
Title:      VARIABLE ATTRITION ZONE MILL
Inventors:  WHALEY, JP

File No.:   13194
Title:      DIAPER WITH ATTACHED DISPOSAL BAG
Inventors:  YOUNG, R.H.

File No.:   13569
Title:      VIRUCIDAL SKIN COATING
Inventors:  HANKE, D.E.

File No.:   13570
Title:      LEAKPROOF BABY DIAPER AND INCONTINENT PAD
Inventors:  HANKE, D.E.

File No.:   13574
Title:      MALE DRIPPLER PAD
Inventors:  RAHKONEN,R.

File No.:   13600
Title:      IN-SITU FORMATION OF SAP IN PERSONAL PRODUCTS
Inventors:  HANKE, D.E.

File No.:   13610
Title:      STRETCH TO FIT ELASTICITY ON BRIEFS
Inventors:  LANCASTER,EP

File No.:   13644
Title:      DIAPER WAISTBAND METHOD
Inventors:  YANCEY,M.

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(a)

File No.:   13677
Title:      ELASTIC WAIST BAND APPLICATION
Inventors:  RODEN, J.

File No.:   13928
Title:      DOUBLE POLY BARRIER APPLICATOR
Inventors:  JOHNSON, NK and YANCEY, M

File No.:   15607
Title:      IMPROVED LEG SEAL
Inventors:  LANCASTER, EP

File No.:   15753
Title:      LOW STIFFNESS (CLOTHLIKE) ABSORBENT PAD
Inventors:  LANCASTER, EP

File No.:   15789
Title:      SHRINKABLE ELASTIC HOT MELT
Inventors:  YOUNG, R.H.

File No.:   15925
Title:      ELASTIC WAISTBAND METHOD FOR BABY DIAPER
Inventors:  YANCEY, M.

File No.:   15970
Title:      THERMALLY DISSIMILAR COVER STOCK AND UNDERLYING FLUFF MAT
Inventors:  HANKE, D.E.

File No.:   15980
Title:      NOVEL ELASTIC WAIST FOR DIAPERS
Inventors:  YOUNG, R.H.

File No.:   15984
Title:      LOW STIFFNESS EMBOSSED ABSORBENT STRUCTURE
Inventors:  ALLISON, K.S. and HANKE, D.E.

File No.:   15985
Title:      DIAPER DISPOSAL ATTACHMENT
Inventors:  O'LEARY A.

File No.:   16007
Title:      TWO COMPONENT ABSORBENT BODY
Inventors:  RAHKONEN, R.

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(a)

File No.:   16111
Title:      REMOVABLE DISPOSABLES MADE FROM EMBOSSED MULTI-PILES
Inventors:  HANKE, D.E.

File No.:   16180
Title:      SURFACTANT TREATED CELLULOSE PULP
Inventors:  HANKE, D.E. and ALLISON, K.S.

File No.:   16345
Title:      PROCESS FOR APPLYING SKIP ELASTIC TO DIAPERS
Inventors:  JOHNSON,NK

File No.:   16405
Title:      FLY FRONT FOR DISPOSABLE INCONTINENT PRODUCT
Inventors:  O'LEARY, A.

File No.:   16891
Title:      CAPILLARY NONWOVEN FIBERS
Inventors:  ISKRA, M

File No.:   16892
Title:      UNITIZED ABSORBENT STRUCTURE
Inventors:  ISKRA, M.

File No.:   16894
Title:      METHOD FOR PROVIDING DISCONTINUOUS DELIVERY FROM OUTPUT FEED AUGER
Inventors:  WHALEY, J.

File No.:   16997
Title:      METHOD OF METERING, OPENING AND BLENDING SYNTHETIC FIBERS
Inventors:  WHALEY, J.

File No.:   16998
Title:      MULTIPLE DISCHARGE POWDER FEEDING SYSTEM
Inventors:  MARTIN, JAMES; PAFF, G. and WHALEY, J.

File No.:   17001
Title:      ABSORBENT CORE STRUCTURE TO IMPROVE DRYNESS
Inventors:  RAHKONEN, R. and SMITH, C.

File No.:   17045
Title:      POWDER APPLICATOR
Inventors:  WHALEY, J and REBA, E.

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(a)

File No.:   17212
Title:      BLUE LEG BARRIER DIAPER
Inventors:  NOKLEBY, S; URBAN, A. and HESS, L.

File No.:   17216
Title:      SURFACTANT ZONE-TREATED POLYPROPYLENE NONWOVEN BABY DIAPERS
Inventors:  HESS, L.

File No.:   17277
Title:      DIAGNOSTIC BRIEF
Inventors:  KARLSON, M.A.

File No.:   17281
Title:      INTERMITTENTLY APERATURED NONWOVEN
Inventors:  LANCASTER, EP

File No.:   17349
Title:      TAPELESS ATTACHMENT SYSTEM FOR ABSORBENT ARTICLES
Inventors:  RAHKONEN R.

File No.:   17350
Title:      BABY DIAPER WITH COHESIVE ADHESIVE CLOSURE
Inventors:  RAHKONEN, R.

File No.:   17351
Title:      BREATHABLE ATTACHMENT FOR INCONTINENT PRODUCT
Inventors:  RAHKONEN R.

File No.:   17410
Title:      DISPOSABLE DIAPER WITH VARYING LEG ELASTIC TENSION
Inventors:  HESS, L. and URBAN, A.

File No.:   17411
Title:      THERMOBONDED ABSORBENT ARTICLE
Inventors:  YOUNG, R.H.

File No.:   17443
Title:      LESS IRRITATING PREMATURE BABY DIAPER
Inventors:  RAHKONEN R.

File No.:   17444
Title:      DRIPRIDE SHIP TO/DISPOSAL HAMPER
Inventors:  KARLSON, M.

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(a)

File No.:   17470
Title:      SONIC SOUND ADHESIVE DEFLECTOR
Inventors:  MARTIN, J.

File No.:   17530
Title:      UNDERPADS ON A ROLL
Inventors:  O'LEARY, A.

File No.:   17574
Title:      ABSORBENT COMPOSITE ARTICLE
Inventors:  HOGSON, K.; LANCASTER, EP and ROBINSON, R.

File No.:   17611
Title:      BREATABLE SIDES FOR DISPOSABLE BRIEFS
Inventors:  DUNCAN, P; O'LEARY, A. and RAKOHNEN, R.

File No.:   17612
Title:      CURVED STANDUP GATHERS - Licensed to Scott
Inventors:  OLEARY, AUDREY

File No.:   17613
Title:      CONVOLUTED DISPOSABLE UNDERPAD
Inventors:  O'LEARY, A.

File No.:   17759
Title:      DIAPER WITH MOVABLE TOP PAD - Licensed to Scott
Inventors:  PIENIAK, HEINZ and HUFFMAN, GLORIA

File No.:   17912
Title:      STANDING LEG GATHER PROCESS
Inventors:  TARRIZO, J. and TERADA, S.

File No.:   17913
Title:      ABSORBENT LEG GATHER - Licensed to Scott
Inventors:  PIANTEK, TOM

File No.:   18040
Title:      DISPOSABLE DIAPER WITH ELEVATED SIDE GATHERS
Inventors:  PIENIAK, H. and HUFFMAN, G.

File No.:   18193
Title:      HYDROPHOBIC TOP SHEET - Licensed to Scott
Inventors:  PIENIAK, HEINZ and HUFFMAN, GLORIA

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(a)

File No.:   18391
Title:      CLOTHLIKE BACKSHEET FOR DIAPERS - Licensed to Scott
Inventors:  HUFFMAN, GLORIA

File No.:   18470
Title:      POUCH DIAPER CONCEPT - Licensed to Scott
Inventors:  PIANTEK, TOM

File No.:   18572
Title:      NO POLY DIAPER WINGS - Licensed to Scott
Inventors:  PIENIAK, HEINZ

File No.:   18576
Title:      SEMI-AUTOMATIC COMPRESSED PACKAGING LOADER
Inventors:  DENNIS D'ADAM

File No.:   18610
Title:      ABSORBENT PANEL STRUCTURE
Inventors:  SUZUKI, 0.

File No.:   18611
Title:      WAIST GATHER WITH NOVEL ELASTIC SYSTEM - Licensed to Scott
Inventors:  Suzuki, 0.

File No.:   18612
Title:      LEG ELASTIC COMPOSITE RECOVERY - Licensed to Scott
Inventors:  Suzuki, 0.

File No.:   18614
Title:      ABSORBENT PANTS - Licensed to Scott
Inventors:  Suzuki, 0.

File No.:   18642
Title:      ATTACHMENT OF INSERT TO OUTER COVER AS WELL AS BEING AS CLOSURE FOR
            THE OUTER COVER
Inventors:  HUFFMAN, G.

File No.:   18643
Title:      IMPROVED ADULT BRIEF WITH IMPROVED URINE CONTAINMENT FOR MALES -
            Licensed to Scott
Inventors:  ZAJACZKOWSKI, PETER

File No.:   18644
Title:      ADULT BRIEF WITH SINGLE FASTENING MEANS - Licensed to Scott
Inventors:  ZAJACZKOWSKI, PETER

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(a)

File No.   18645
Title: ABSORBENT ARTICLE WITH IMPROVED CONTAINMENT OF BODY EXTRUDATES-Licensed to Scott
Inventors: ZAJACZKOWSKI, PETER

File No.:   18780
Title:      FRONT OPENING TAPELESS DIAPER
Inventors:  RILEY, J.M.

File No.:   18782
Title:      END FLAPS FOR DIAPERS - Licensed to Scott
Inventors:  HUFFMAN, G and PIENIAK H

File No.:   18866
Title:      STRETCHABLE FILM PROCESS BY CHILLING
Inventors:  ZAJACZKOWSKI, P

File No.:   18867
Title:      IMPROVED CONTAINMENT DEVICE FOR DISPOSABLE DIAPER - Licensed to
            Scott
Inventors:  OLEARY, AUDREY

File No.:   18870
Title:      INTERLOCKING DOUBLE TAPE SYSTEM
Inventors:  ZAJACZKOWSKI, P

File No.:   18877
Title:      ACCORDIAN CROUCH CUTOUT DESIGN - Licensed to Scott
Inventors:  BELLAMY, LINDA

File No.:   18941
Title:      DIAPER WITH REVERSED GATHERS - Licensed to Scott
Inventors:  PIENIAK, HEINZ and HUFFMAN, GLORIA

File No.:   18945
Title:      COMFORT PANEL - Licensed to Scott
Inventors:  HUFFMAN, GLORIA

File No.:   19028
Title:      ANGLED TAPES FOR ADULT DIAPER - Licensed to Scott
Inventors:  O'LEARY A

File No.:   19067
Title:      HYDROPHOBIC WAISTBAND DIAPER - Licensed to Scott
Inventors:  LOVESTEDT, P

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(a)

File No.:   19068
Title:      WAY TO REDUCE WASTE VOLUME AT DIAPER PLANTS
Inventors:  HEBBARD, C.

File No.:   19071
Title:      COMPRESSIBLE TAPES - Licensed to Scott
Inventors:  ZAJACZKOWSKI, P

File No.:   19099
Title:      URINE AND BOWEL CONTAINMENT - Licensed to Scott
Inventors:  ROBINSON, ROBIN

File No.:   19100
Title:      IMPROVED CROTCH FIT FOR DIAPER - Licensed to Scott
Inventors:  ZAJACZKOWSKI, PETER

File No.:   19101
Title:      IMPROVED FIT FOR ADULT BRIEF - Licensed to Scott
Inventors:  ZAJACZKOWSKI, PETER

File No.:   19102
Title:      PROCESS TO MANUFACTURE ABSORBENT CORE WITHOUT TISSUE CARRIER SHEET
Inventors:  ROBINSON, R.

File No.:   19103
Title:      PROCESS TO MANUFACTURE URINE AND BOWEL CONTAINMENT SYSTEM - Licensed
            to Scott
Inventors:  ROBINSON, ROBIN

File No.:   19104
Title:      DISPOSABLE DIAPER DESIGN CONCEPT DESIGNED TO STREAMLINE
            MANUFACTURING
Inventors:  ROBINSON, ROBIN

File No.:   19148
Title:      USE OF ANTIMICROBIAL TOPSHEET ON BRIEF OR INSERT PAD
Inventors:  ROBINSON, R.

File No.:   19151
Title:      PROCESS FOR APPLYING SAP POWDER INTO TARGET AREAS
Inventors:  SODERLUND, D.J.

File No.:   19166
Title:      COMPOSITE ELASTIC MATERIAL
Inventors:  SUZUKI

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(a)


File No.:  19167
Title:     DIAPER STRUCTURE WITH MEMORY
Inventors: SUZUKI

File No.:  19206
Title: MACHINE DIRECTIONAL SCARFING METHOD AND APPARATUS FOR A DIAPER - Licensed to Scott
Inventors: LAMBER,CLARE

File No.:  19256
Title:     ABSORBENT PAD DIAPER STRUCTURE WITH LARGE HOLES - Licensed to Scott
Inventors: WEST, HUGH

File No.:  19258
Title:     END POCKETS OR CAPS FOR DIAPERS - Licensed to Scott
Inventors: RILEY, JILL

File No.:  19260
Title: NEWBORN DIAPER WITH ELASTIC UMBILICAL CORD PROTECTION - Licensed to Scott
Inventors: HUFFMAN, GLORIA

File No.:  19261
Title:     PREFORMED SPRAY HOTMELT FOR BREATHABLE SUBSTRATE
Inventors: PIENIAK, HP

File No.:  19264
Title:     IMPROVED ABSORBENT ARTICLE - Licensed to Scott
Inventors: ZAJACZKOWSKI, PETER

File No.:  19306
Title:     TARGETED SAP ARTICLE - Licensed to Scott
Inventors: UNRAU, DAVID; SODERLUND, J. DONALD; LAMBER, CLARE and KENDALL,
           JEFFERY

File No.:  19308
Title:     COMFORT FOLDOVER METHOD AND PRODUCT FOR DIAPER - Licensed to Scott
Inventors: LOVESTEDT, PENNY

File No.:  19309
Title:     ABSORBENT PADS WITH DIFFERENT ACQUISITION LAYERS - Licensed to Scott
Inventors: ROBINSON, ROBIN

File No.:  19310
Title:     IMPROVED CLOSURE SYSTEM FOR ADULT DIAPER - Licensed to Scott
Inventors: ROBINSON, ROBIN

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(a)

File No.:  19311
Title:     ON LINE PROCESS CONTROL FOR SAP APPLICATOR - Licensed to Scott
Inventors: KENDALL, JEFFERY and LAMBER, CLARENCE

File No.:  19312
Title:     ALTERNATIVE INNER LEG GATHER CONSTRUCTIONS - Licensed to Scott
Inventors: PIENIAK, HEINZ

File No.:  19314
Title:     CONCAVE CUT-OFF FRONT EDGE OF DIAPER PANEL
Inventors: ERDMAN, C. and ERDMAN, E.

File No.:  19315
Title:     CUSHION FOR ELASTIC IN DISPOSABLE DIAPER - Licensed to Scott
Inventors: OLEARY, AUDREY A.

File No.:  19327
Title:     ONE TAPE CLOSURE FOR MODIFIED BRIEF OR PAD - Licensed to Scott
Inventors: CARR, KAROL

File No.:  19328
Title:     T-SHAPED BRIEF WITH FOLDED ADHESIVE WINGS/TAILS - Licensed to Scott
Inventors: CARR, KAROL

File No.:  19333
Title:     DIAPER LEAKAGE AND CONTAINMENT PREVENTION POCKET
Inventors: WILSON, L.

File No.:  19334
Title:     TOP SHEET FOR SANITARY PRODUCT - Licensed to Scott
Inventors: SUZUKI

File No.:  19363
Title:     GENDER SPECIFIC ABSORBENT PADS WITH ACQUISITION ZONES - Licensed to
           Scott
Inventors: UNRAU, DAVID and SODERLUND, DONALD

File No.:  19364
Title:     AIR DIVERTER SUPERABSORBENT ZONING SYSTEM - Licensed to Scott
Inventors: LAMBER, CLARENCE and GARAY, RUDY

File No.:  19396
Title:     ANCHORING FASTENING TAPE
Inventors: BELLAMY, LINDA

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(a)

File No.:  19397
Title:     DEVELOPMENTAL TRAINING PANTS INSERT
Inventors: BELLAMY, LINDA

File No.:  19399
Title:     SURFACE COVERSTOCK MATERIAL FOR DIAPER
Inventors: SUZUKI

File No.:  19429
Title:     HYDROPHOBIC TOP SHEET WITH SURFACTANT PATTERN
Inventors: PIENLAK, H.

File No.:  19433
Title:     PAD WITH CONCENTRATION IN LEG AREA
Inventors: RILEY, J.

File No.:  19451
Title:     SPRAYABLE SAP
Inventors: ZAJACZKOWSKI, P. and PIENIAK, H.

File No.:  19452
Title:     CONFORMABLE PAD CROTCH
Inventors: ZAJACZKOWSKI, P.

File No.:  19453
Title:     END CAP DESIGN
Inventors: ZAJACZKOWSKI, P.

File No.:  19454
Title:     DIAPER WITH HYDROPHOBIC WAISTBAND AREA
Inventors: Pieniak, H.

File No.:  19455
Title:     REINFORCED DIAPER BACKSHEET SYSTEM
Inventors: Schmidt, J. and Wilson, L.

File No.:  19456
Title:     DIAPER WITH ELASTIC SIDES FOR IMPROVED FIT AND LEAKAGE CONTROL
Inventors: Wilson, L.; Schmidt, J. and Barber, J.

File No.:  19457
Title:     DIAPER WITH WINGLESS FRONT
Inventors: SCHMIDT, J.; WILSON, L. and BARBER, J.

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(a)

File No.:  19458
Title:     NON ADHESIVELY BONDED TAPE SYSTEM
Inventors: ZAJACZKOWSKI, P.

File No.:  19460
Title:     PROCESS TO FORM GENDER SPECIFIC ABSORBENT PADS WITH ACQUISITION ZONES
Inventors: SODERLUND, J.D. and UNRAU, D.

File No.:  19462
Title:     DISPOSABLE GARMENT WITH IMPROVED FIT
Inventors: SILVANOWICZ, T.

File No.:  19464
Title:     TRAINING PANT DESIGN
Inventors: O'LEARY, A.

File No.:  19465
Title:     SERVO CONTROLLED WATER KNIFE SYSTEM
Inventors: KENDALL, J.

File No.:  19491
Title:     DIAPER TAPE AND SIDE SAVER
Inventors: O'LEARY A.

File No.:  19494
Title:     WEIGHT FOR CUPPED LIQUID DISTRIBUTION TEST
Inventors: HOWAT, R.F.

File No.:  19527
Title:     NARROW CROTCH ABSORBENT CORE
Inventors: ROBINSON, ROBIN

File No.:  19528
Title:     ABSORBENT CORE HAVING A LIQUID DISTRIBUTION CHANNEL
Inventors: Robinson, R.

File No.:  19529
Title:     FLOW THROUGH ABSORBENCY PAD
Inventors: Lovestedt, P.

File No.:  19530
Title:     REFASTENABLE SEAM (ZIP LOC)
Inventors: Bellamy, L; Huffman, G.

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(a)

File No.:  19533
Title:     PAD STABILIZATION METHOD AND PRODUCT
Inventors: Pieniak, H.

File No.:  19534
Title:     MULTIPLE SAP ABSORBENT PAD
Inventors: O'Leary, A.

File No.:  19535
Title:     PANT/DIAPER WITH PULL ON FEATURE
Inventors: Huffman, G.

File No.:  19716
Title:     PANT/DIAPER WITH ELASTICIZED WAIST PANEL
Inventors: Huffman, G.

File No.:  19717
Title:     DIAPER PAD STABILIZATION FOR ULTRA THIN PAD
Inventors: Robinson, R.

File No.:  19718
Title:     POCKET FORMED INSERT POCKET W/EXCHANGABLE SIDE PLATES
Inventors: Robinson, R.

File No.:  19719
Title:     ABSORENT STRUCTURE
Inventors: Zajaczkowski, P.; Silwanowicz, A.

File No.:  19720
Title:     POCKET FORMER POCKET DESIGN
Inventors: Robinson, R.

File No.:  19721
Title:     TRAINING PANT WITH FLOATING PAD
Inventors: O'Leary, A.

File No.:  19722
Title:     DISPOSABLE DIAPER WITH ELASTICIZED WAIST AND CLOSURE SYSTEM
Inventors: Wagner, R.; Schmidt, J.; Wilson, L.

File No.:  19723
Title:     DISPOSABLE DIAPER USING A NON-TAPE ADHESIVE CLOSURE SYSTEM
Inventors: Wagner, R.; Schmidt, J; Wilson, L.

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(a)

File No.:  19724
Title:     FIT-SEAM FOR DISPOSABLE PANTS
Inventors: Lovestedt, P.

File No.:  19725
Title:     SAP DISTRIBUTION WHEEL
Inventors: Baker, A.

File No.:  19758
Title:     THIN ABSORBENT CORE WITH HIGH ABSORPTION RATE AND LOW LEAKAGE
Inventors: DeCoster, D.

File No.:  19759
Title:     CONTINUOUS PHASE SAP FOR CCW
Inventors: DeCoster, D.

File No.:  19760
Title:     SAP COATED FIBER WEB
Inventors: DeCoster, D.

File No.:  19761
Title:     THIN COATED WEB PAD FOR ABSORBENT STRUCTURES
Inventors: DeCoster, D.

File No.:  19762
Title:     THERMAL LAMINATION OF PULP TO CW
Inventors: DeCoster, D.

File No.:  19763
Title:     IN-SITU LAMINATION OF THIN COATED WEB PAD
Inventors: DeCoster, D.

File No.:  19764
Title:     COATED WEB WITH INTEGRAL HIGH LOFT TOPSHEET
Inventors: DeCoster, D.

File No.:  19765
Title:     TAPELESS DIAPER FOR TRAY SHAPED CORE
Inventors: Suzuki, M.

File No.:  19776
Title:     TAPELESS DIAPER WITH HAMMOCK STRUCTURED PAD
Inventors: Suzuki, M.

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(a)

File No.:  19777
Title: USE OF THREE LAYERS OF FLUFF PULP IN COMBINATION WITH TWO LAYERS OF SAP IN THE ULTRA DIAPER PAD COMPOSITE
Inventors: Gomez, R.

File No.:  19778
Title: UTILIZING A STARCH SOLUTION AS COMPONENT IN THE CONSTRUCTION OF THE ULTRA THIN PULP/SAP PAD COMPOSITE
Inventors: Gomez, R.

File No.:  19779
Title:     UTILIZING TISSUE AS A COMPONENT IN THE ULTRA THIN PULP\SAP PAD
           COMPOSITE
Inventors: Gomez, R.

File No.:  19780
Title:     USE OF POLYETHYLENE MESH IN THE ULTRA THIN PULP/SAP PAD
Inventors: Gomez, R.

File No.:  19782
Title:     DISPOSABLE GARMET WITH STRETCHABLE SIDES
Inventors: Silwanowicz, A.

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(b)
                                   TRADEMARKS
                                   ----------

Mark: ADORABLE                      Status: P  Country:  CANADA
Application #:        692166                   Application  Date:      10/18/91
Registration #:                                Registration Date:
US 8&15 Date:                                  Renewal Date:

Goods: DISPOSABLE DIAPERS (ITU)

********************************************************************************
********************************************************************************

Mark: BABY PRINTS                   Status: R  Country:  USA
Application #:        786324                   Application  Date:      3/13/89
Registration #:      1576338                   Registration Date:      1/09/90
US 8&15 Date:    1/09/96                       Renewal Date:           1/09/10

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: BY MYSELF                     Status: P  Country:  USA
Application #:        312522                   Application  Date:      9/190/92
Registration #:                                Registration Date:
US 8&15 Date:                                  Renewal Date:

Goods: DISPOSABLE TRAINING PANTS

********************************************************************************
********************************************************************************

Mark: CHERISH                       Status: R  Country:  USA
Application #:        773321                   Application  Date:      9/10/92
Registration #:      1553722                   Registration Date:
US 8&15 Date:    8/29/95                       Renewal Date:

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: COMPARE AND SAVE              Status: R  Country:  CANADA
Application #:        610004                   Application  Date:      6/23/88
Registration #:       367863                   Registration Date:      4/20/90
US 8&15 Date:                                  Renewal Date:           4/20/05

Goods: DISPOSABLE BABY DIAPERS

********************************************************************************
********************************************************************************

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(b)
                                   TRADEMARKS
                                   ----------


Mark: COMPARE AND SAVE              Status: P  Country:  MEXICO
Application #:                                 Application  Date:
Registration #:                                Registration Date:
US 8&15 Date:                                  Renewal Date:

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: COMPARE AND SAVE              Status: R  Country:  USA
Application #:        637860                   Application  Date:     12/31/86
Registration #:      1465397                   Registration Date:     11/17/87
US 8&15 Date:   11/17/93                       Renewal Date:          11/17/07

Goods: DISPOSABLE BABY DIAPERS

********************************************************************************
********************************************************************************

Mark: COTTONTAILS                   Status: R  Country:  USA
Application #:        836157                   Application  Date:      11/06/89
Registration #:      1603724                   Registration Date:       6/26/90
US 8&15 Date:    6/26/96                       Renewal Date:            6/26/10

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: DOUBLERS                      Status: R  Country:  CANADA
Application #:        514783                   Application  Date:      1/05/84
Registration #:       300634                   Registration Date:      3/08/85
US 8&15 Date:                                  Renewal Date:           3/08/00

Goods: INSERT PADS FOR DIAPERS

********************************************************************************
********************************************************************************

Mark: DOUBLERS                      Status: R  Country:  USA
Application #:        204593                   Application  Date:      2/22/79
Registration #:      1167396                   Registration Date:      9/01/81
US 8&15 Date:                                  Renewal Date:           9/01/01

Goods: DISPOSABLE DIAPERS INSERT PAD

********************************************************************************
********************************************************************************

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(b)
                                   TRADEMARKS
                                   ----------

Mark: DOUX ELASTIQUE (SOFT STRETCH) Status: R  Country:  CANADA
Application #:        632497                   Application  Date:      5/23/89
Registration #:       376168                   Registration Date:     11/23/90
US 8&15 Date:                                  Renewal Date:          11/23/90

Goods: ELASTIC WAISTBAND FOR DIAPERS

********************************************************************************
********************************************************************************

Mark: DRY'N HAPPY                   Status: P  Country:  DOMINICAN REPUBLIC
Application #:                                 Application  Date:
Registration #:                                Registration Date:
US 8&15 Date:                                  Renewal Date:

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: DRY'N HAPPY                   Status: R  Country:  USA
Application #:      779128                     Application  Date:     1/31/89
Registration #:    1557983                     Registration Date:     9/26/89
US 8&15 Date:     9/26/95                      Renewal Date:          9/26/09

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: DUCKY DRYS                    Status: P  Country:  MEXICO
Application #:                                 Application  Date:
Registration #:                                Registration Date:
US 8&15 Date:                                  Renewal Date:

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: DUCKY DRYS                    Status: R  Country:  USA
Application #:        778023                   Application  Date:      1/31/89
Registration #:      1556817                   Registration Date:      9/19/89
US 8&15 Date:      9/19/95                     Renewal Date:           9/19/09

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(b)
                                   TRADEMARKS
                                   ----------

Mark: DUCKYS                        Status: R  Country:  USA
Application #:        777940                   Application  Date:      1/31/89
Registration #:      1556815                   Registration Date:      9/19/89
US 8&15 Date:       9/19/95                    Renewal Date:           9/19/09

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: GIGGLES                       Status: P  Country:  CANADA
Application #:        650575                   Application  Date:      2/09/90
Registration #:                                Registration Date:
US 8&15 Date:                                  Renewal Date:

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: GIGGLES                       Status: R  Country:  USA
Application #:        777939                   Application  Date:      1/31/89
Registration #:      1557979                   Registration Date:      9/26/89
US 8&15 Date:     9/26/95                      Renewal Date:           9/26/09

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: HAPPY DRYS                    Status: R  Country:  USA
Application #:        777931                   Application  Date:      1/31/89
Registration #:      1556814                   Registration Date:      9/19/89
US 8&15 Date:      9/19/95                     Renewal Date:           9/19/09

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: KINDERPANTS                   Status: P  Country:  CANADA
Application #:        708,280                  Application  Date:      7/3/92
Registration #:                                Registration Date:
US 8&15 Date:                                  Renewal Date:

Goods: TRAINING PANTS

********************************************************************************
********************************************************************************

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(b)
                                   TRADEMARKS
                                   ----------


Mark: KINDERPANTS                   Status: P  Country:  USA
Application #:   74/279908                     Application  Date:      6/1/92
Registration #:                                Registration Date:
US 8&15 Date:                                  Renewal Date:

Goods: TRAINING PANTS (1B)

********************************************************************************
********************************************************************************

Mark: LEAKGUARD                     Status: 0  Country:  CANADA
Application #:                                 Application Date:
Registration #:                                Registration Date:
US 8&15 Date:                                  Renewal Date:

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: LEAKGUARD                     Status: 0  Country: USA
Application #:                                 Application Date:
Registration #:                                Registration Date:
US 8&15 Date:                                  Renewal Date:

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: LOVING TOUCH                  Status: P  Country:  ARGENTINA
Application #:    1.850.461                    Application Date:      7/23/92
Registration #:                                Registration Date:
US 8&15 Date:                                  Renewal Date:

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: LOVING TOUCH                  Status: P  Country:  BRAZIL
Application #:                                 Application Date:
Registration #:                                Registration Date:
US 8&15 Date:                                  Renewal Date:

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(b)
                                   TRADEMARKS
                                   ----------

Mark: LOVING TOUCH                  Status: P  Country: DOMINICAN REPUBLIC
Application #:                                 Application Date:
Registration #:                                Registration Date:
US 8&15 Date:                                  Renewal Date:

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: LOVING TOUCH                  Status: P  Country: MEXICO
Application #: 147,031                         Application Date:  8/11/92
Registration #:                                Registration Date:
US 8&15 Date:                                  Renewal Date:

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: LOVING TOUCH                  Status: R  Country: USA
Application #:        676719                   Application Date:  8/04/87
Registration #:      1604540                   Registration Date: 7/03/90
US 8&15 Date:    7/03/96                       Renewal Date:      7/03/10

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: LOVING TOUCH                  Status: P  Country: VENEZUELA
Application #:                                 Application Date:
Registration #:                                Registration Date:
US 8&15 Date:                                  Renewal Date:

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: NATURE SOFT            Status: R  Country: USA
Application #:       836162             Application Date:      11/06/89
Registration #:      1604615            Registration Date:      7/03/90
US 8&15 Date:    7/03/96                Renewal Date:           7/03/10
Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(b)
                                   TRADEMARKS
                                   ----------

Mark: NATURE'S CARE          Status: R  Country: USA
Application #:       836160             Application Date:        11/06/89
Registration #:      1604614            Registration Date:        7/03/90
US 8&15 Date:      7/03/96              Renewal Date:             7/03/10

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: NATURE'S FRIEND        Status: R  Country: USA
Application #:      836164              Application Date:        11/06/89
Registration #:     1604616             Registration Date:        7/03/90
US 8&15 Date:     7/03/96               Renewal Date:             7/03/10

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: PARAGON AND LOGO       Status: P  Country:  USA
Application #:                          Application Date:
Registration #:                         Registration Date:
US 8&15 Date:                           Renewal Date:

Goods: DISPOSABLE DIAPERS AND DISPOSABLE TRAINING PANTS (1B)

********************************************************************************
********************************************************************************

Mark: PARAGON AND LOGO       Status: P   Country:  CANADA
Application #:      715863               Application Date:     11/3/92
Registration #:                          Registration Date:
US 8&15 Date:                            Renewal Date:

Goods: DISPOSABLE DIAPERS AND DISPOSABLE TRAINING PANTS (1B)

********************************************************************************
********************************************************************************

Mark: QUICK-FIT              Status: R  Country: USA

Application #:      445706              Application Date:     1/11/73
Registration #:    1015538              Registration Date:    7/08/75
US 8&15 Date:                           Renewal Date:         7/08/95

Goods: CLOTHING (DIAPERS)

********************************************************************************
********************************************************************************

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(b)
                                   TRADEMARKS
                                   ----------

Mark: RISETTES               Status: R  Country: CANADA
Application #:      564788              Application Date:     6/20/86
Registration #:     333846              Registration Date:   11/06/87
US 8&15 Date:                           Renewal Date:        11/06/02

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************


Mark: SMILES                 Status: P  Country: ARGENTINA
Application #:    1.850.460             Application Date:     7/23/92
Registration #:                         Registration Date:
US 8&15 Date:                           Renewal Date:

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SMILES                 Status: P  Country:  BRAZIL
Application #:                          Application Date:
Registration #:                         Registration Date:
US 8&15 Date:                           Renewal Date:

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SMILES                 Status: R  Country:  CANADA
Application #:      562143              Application Date:     6/05/86
Registration #:     326492              Registration Date:    4/16/87
US 8&15 Date:                           Renewal Date:         4/16/02

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SMILES                 Status: R  Country:  DENMARK
Application #:      551989              Application Date:     7/27/89
Registration #:       3913              Registration Date:    6/15/90
US 8&15 Date:                           Renewal Date:         6/15/00

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(b)
                                   TRADEMARKS
                                   ----------

Mark: SMILES                 Status: R  Country:  FRANCE
Application #:      146800              Application Date:     7/28/89
Registration #:     1543748             Registration Date
US 8&15 Date:                           Renewal Date:         7/28/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SMILES                 Status: R  Country:  GERMANY
Application #:      3944216             Application Date:     7/24/89
Registration #:     1157279             Registration Date:    4/10/90
US 8&15 Date:                           Renewal Date:         7/24/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SMILES                 Status: P  Country:  IRELAND
Application #:      409289              Application  Date:    7/26/89
Registration #:                         Registration Date:
US 8&15 Date:                           Renewal Date:

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SMILES                 Status: P  Country:  ITALY
Application #:       49649              Application Date:     8/10/89
Registration #:                         Registration Date:
US 8&15 Date:                           Renewal Date:

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SMILES                 Status: P  Country:  MEXICO
Application #:                          Application Date:
Registration #:                         Registration Date:
US 8&15 Date:                           Renewal Date:

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(b)
                                   TRADEMARKS
                                   ----------

Mark: SMILES                 Status: P  Country:  PORTUGAL
Application #:      257880              Application Date:     8/21/89
Registration #:                         Registration Date:
US 8&15 Date:                           Renewal Date:

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SMILES                 Status: P Country:  SPAIN
Application #:      1516339            Application Date:      8/11/89
Registration #:                        Registration Date:
US 8&15 Date:                          Renewal Date:

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SMILES                 Status: P  Country:  TAIWAN
Application #:      49878               Application Date:    11/16/90
Registration #:                         Registration Date:
US 8&15 Date:                           Renewal Date:

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SMILES                 Status: R  Country:  USA
Application #:      326074              Application Date:     8/31/81
Registration #:    1210639              Registration Date:    9/28/82
US 8&15 Date:                           Renewal Date:         9/28/02

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SMILES                 Status: P  Country:  VENEZUELA
Application #:                          Application Date:
Registration #:                         Registration Date:
US 8&15 Date:                           Renewal Date:

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(b)
                                   TRADEMARKS
                                   ----------

Mark: SNUG'N DRY             Status: R  Country:  ALABAMA
Application #:                          Application Date:
Registration #:     103945              Registration Date:    4/25/89
US 8&15 Date:                           Renewal Date:         4/25/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SNUG'N DRY             Status: R  Country:  ALASKA
Application #:        2041              Application Date:     5/05/89
Registration #:    8902464              Registration Date:    5/05/89
US 8&15 Date:                           Renewal Date:         5/05/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SNUG'N DRY             Status: R   Country:  ARIZONA
Application #:                           Application Date:
Registration #:      27294               Registration Date:   4/17/89
US 8&15 Date:                            Renewal Date:        4/16/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SNUG'N DRY             Status: R   Country:  ARKANSAS
Application #:                           Application Date:    6/20/89
Registration #:      13789               Registration Date:   6/20/89
US 8&15 Date:                            Renewal Date:        6/20/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SNUG'N DRY             Status: R   Country:  CALIFORNIA
Application #:                           Application Date:    4/19/89
Registration #:      90218               Registration Date:   8/10/89
US 8&15 Date:                            Renewal Date:        8/10/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(b)
                                   TRADEMARKS
                                   ----------

Mark: SNUG'N DRY             Status: R  Country:  COLORADO
Application #:                          Application Date:
Registration #:  891036293              Registration Date:    4/17/89
US 8&15 Date:                           Renewal Date:         4/17/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SNUG'N DRY             Status: R  Country:  DELAWARE
Application #:                          Application Date:     4/24/89
Registration #:                         Registration Date:    4/24/89
US 8&15 Date:                           Renewal Date:         4/24/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SNUG'N DRY             Status: R  Country:  FLORIDA
Application #:                          Application Date:
Registration #:     10860               Registration Date:    4/19/89
US 8&15 Date:                           Renewal Date:         2/14/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SNUG'N DRY             Status: R  Country:  GEORGIA
Application #:                          Application Date:
Registration #:      9171               Registration Date:    5/10/89
US 8&15 Date:                           Renewal Date:         5/10/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SNUG'N DRY             Status: R  Country:  HAWAII
Application #:                          Application Date:     4/17/89
Registration #:    107415               Registration Date:    4/17/89
US 8&15 Date:                           Renewal Date:

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(b)
                                   TRADEMARKS
                                   ----------

Mark: SNUG'N DRY             Status: R  Country:  IDAHO
Application #:                          Application Date:
Registration #:     12609               Registration Date:    4/17/89
US 8&15 Date:                           Renewal Date:         4/17/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SNUG'N DRY             Status: R  Country:  ILLINOIS
Application #:                          Application Date:
Registration #:     64336               Registration Date:    4/18/89
US 8&15 Date:                           Renewal Date:         4/18/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SNUG'N DRY             Status: R  Country:  INDIANA
Application #:                          Application Date:
Registration #:  50099417               Registration Date:    4/24/89
US 8&15 Date:                           Renewal Date:         4/24/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SNUG'N DRY             Status: R  Country:  IOWA
Application #:                          Application Date:     4/17/89
Registration #:      9548               Registration Date:    4/17/89
US 8&15 Date:                           Renewal Date:         4/19/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SNUG'N DRY             Status: R  Country:  KENTUCKY
Application #:                          Application Date:
Registration #:       8688              Registration Date:    4/26/89
US 8&15 Date:                           Renewal Date:         4/26/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(b)
                                   TRADEMARKS
                                   ----------

Mark: SNUG'N DRY             Status: R  Country: LOUISIANA
Application #:                          Application Date:
Registration #:                         Registration Date:    4/18/89
US 8&15 Date:                           Renewal Date:         4/18/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SNUG'N DRY             Status: R  Country:  MAINE
Application #:                          Application Date:     5/16/89
Registratio #:      19890118            Registration Date:    5/16/89
US 8&15 Date:                           Renewal Date:         4/19/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SNUG'N DRY             Status: R  Country:  MARYLAND
Application #:                          Application Date:
Registration #:      897065             Registration Date:    5/12/89
US 8&15 Date:                           Renewal Date:         5/12/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SNUG'N DRY             Status: R  Country: MARYLAND
Application #:                          Application Date:     4/19/89
Registration #:      897065             Registration Date:    4/19/89
US 8&15 Date:                           Renewal Date:         4/19/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SNUG'N DRY             Status: R  Country:  MASSACHUSETTS
Application #:         42693            Application Date:     5/08/89
Registration #:        42693            Registration Date:    5/08/89
US 8&15 Date:                           Renewal Date:         5/08/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(b)
                                   TRADEMARKS
                                   ----------

Mark: SNUG'N DRY             Status: R  Country:  MINNESOTA
Application #:                          Application Date:
Registration #:        14605            Registration Date:    4/17/89
US 8&15 Date:                           Renewal Date:         4/17/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SNUG'N DRY             Status: R  Country:  MISSISSIPPI
Application #:                          Application Date:
Registration #:                         Registration Date:    4/18/89
US 8&15 Date:                           Renewal Date:         4/18/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SNUG'N DRY             Status: R  Country:  MISSOURI
Application #:                          Application Date:
Registration #:        10497            Registration Date:    5/05/89
US 8&15 Date:                           Renewal Date:         5/04/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SNUG'N DRY             Status: R  Country:  MONTANA
Application #:                          Application Date:
Registration #:        15539            Registration Date:    4/17/89
US 8&15 Date:                           Renewal Date:         4/17/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SNUG'N DRY             Status: R  Country:  NEBRASKA
Application #:                          Application Date:
Registration #:         9338            Registration Date:    4/24/89
US 8&15 Date:                           Renewal Date:         4/24/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(b)
                                   TRADEMARKS
                                   ----------

Mark: SNUG'N DRY             Status: R  Country:  NEVADA
Application #:                          Application Date:
Registration #:                         Registration Date:    4/19/89
US 8&15 Date:                           Renewal Date:         4/19/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SNUG'N DRY             Status: R  Country:  NEW HAMPSHIRE
Application #:                          Application Date:     4/17/89
Registration #:                         Registration Date:    4/17/89
US 8&15 Date:                           Renewal Date:        4/17/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SNUG'N DRY             Status: R  Country:  NEW JERSEY
Application #:                          Application Date:     4/25/89
Registration #:                         Registration Date:    4/25/89
US 8&15 Date:                           Renewal Date:         4/25/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SNUG'N DRY             Status: R  Country: NEW MEXICO
Application #:                          Application Date:
Registration #:     89041701            Registration Date:    4/17/89
US 8&15 Date:                           Renewal Date:         4/17/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SNUG'N DRY             Status: R  Country:  NEW YORK
Application #:         25523            Application Date:     2/14/89
Registration #:        25523            Registration Date:    5/03/89
US 8&15 Date:                           Renewal Date:         5/03/99

Goods: DISPOSABLE DIAPERS


********************************************************************************
********************************************************************************

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(b)
                                   TRADEMARKS
                                   ----------

Mark: SNUG'N DRY             Status: R  Country:  NORTH CAROLINA
Application #:                          Application Date:
Registration #:                         Registration Date:    4/21/89
US 8&15 Date:                           Renewal Date:         4/21/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SNUG'N DRY             Status: R  Country:  NORTH DAKOTA
Application #:                          Application Date:
Registration #:        12714            Registration Date:    4/28/89
US 8&15 Date:                           Renewal Date:         4/28/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SNUG'N DRY             Status: R  Country:  OHIO
Application #:                          Application Date:
Registration #:      6080342            Registration Date:    4/17/89
US 8&15 Date:                           Renewal Date:         4/17/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SNUG'N DRY             Status: R  Country: OKLAHOMA
Application #:                          Application Date:
Registration #:        22543            Registration Date:    4/28/89
US 8&15 Date:                           Renewal Date:         4/28/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SNUG'N DRY             Status: R  Country:  OREGON
Application #:         23322            Application Date:     4/25/89
Registration #:        23322            Registration Date:    4/25/89
US 8&15 Date:                           Renewal Date:         4/25/94

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(b)
                                   TRADEMARKS
                                   ----------

Mark: SNUG'N DRY             Status: R  Country:  PENNSYLVANIA
Application #:                          Application Date:     4/19/89
Registration #:      8932377            Registration Date:    4/19/89
US 8&15 Date:                           Renewal Date:         4/19/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SNUG'N DRY             Status: R   Country:  RHODE ISLAND
Application #:                           Application Date:
Registration #:        89417             Registration Date:   4/25/89
US 8&15 Date:                            Renewal Date:        4/25/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SNUG'N DRY             Status: R  Country:  SOUTH CAROLINA
Application #:                          Application Date:
Registration #:                         Registration Date:    4/18/89
US 8&15 Date:                           Renewal Date:         4/18/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************


Mark: SNUG'N DRY             Status: R  Country:  SOUTH DAKOTA
Application #:                          Application Date:
Registration #:                         Registration Date:    4/18/89
US 8&15 Date:                           Renewal Date:         4/18/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SNUG'N DRY             Status: R  Country:  TENNESSEE
Application #:                          Application Date:     5/11/89
Registration #:                         Registration Date:    5/11/89
US 8&15 Date:                           Renewal Date:         5/11/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(b)
                                   TRADEMARKS
                                   ----------

Mark: SNUG'N DRY             Status: R  Country:  UTAH STATE
Application #:                          Application Date:
Registration #:        29879            Registration Date:    4/17/89
US 8&15 Date:                           Renewal Date:         4/17/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SNUG'N DRY             Status: R  Country:  VERMONT
Application #:                          Application Date:
Registration #:        5800             Registration Date:    5/03/89
US 8&15 Date:                           Renewal Date:         5/03/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SNUG'N DRY             Status: R  Country:  VIRGINIA
Application #:                          Application Date:     4/25/89
Registration #:                         Registration Date:    4/25/89
US 8&15 Date:                           Renewal Date:         4/25/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SNUG'N DRY             Status: R  Country:  WASHINGTON STATE
Application #:                          Application Date:
Registration #:        18870            Registration Date:    4/18/89
US 8&15 Date:                           Renewal Date:         4/18/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SNUG'N DRY             Status: R  Country:  WEST VIRGINIA
Application #:                          Application Date:
Registration #:                         Registration Date:    4/17/89
US 8&15 Date:                           Renewal Date:         4/17/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(b)
                                   TRADEMARKS
                                   ----------

Mark: SNUG'N DRY             Status: R  Country:  WISCONSIN
Application #:                          Application Date:
Registration #:                         Registration Date:    4/19/89
S 8&15 Date:                            Renewal Date:         4/19/09

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SNUG'N DRY             Status: R  Country:  WYOMING
Application #:                          Application Date:
Registration #:       253857            Registration Date:    4/17/89
US 8&15 Date:                           Renewal Date:         4/17/99

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: SOFT STRETCH           Status: R  Country:  CANADA
Application #:        627515            Application Date:     1/06/89
Registration #:       389322            Registration Date:    10/04/91
US 8&15 Date:                           Renewal Date:         10/04/06

Goods:    WAISTBAND OF DISPOSABLE DIAPERS, WAISTBAND SOLD AS A COMPONENT OF
          DIAPERS

********************************************************************************
********************************************************************************

Mark: SOFT STRETCH           Status: P  Country: MEXICO
Application #:                          Application Date:
Registration #:                         Registration Date:
US 8&15 Date:                           Renewal Date:

Goods:    WAISTBAND FOR DIAPERS

********************************************************************************
********************************************************************************

Mark: SOFT-STRETCH          Status: R  Country:  USA
Application #:        773323           Application Date:      1/06/89
Registration #:      1590837           Registration Date:     4/10/90
US 8&15 Date:  4/10/96                 Renewal Date:          4/10/10

Goods: WAISTBAND SOLD AS A COMPONENT OF DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(b)
                                   TRADEMARKS
                                   ----------

Mark: ULTRASOFTS             Status: P  Country:  CANADA
Application #:        650596            Application  Date: 2/09/90
Registration #:                         Registration Date:
US 8&15 Date:                           Renewal Date:

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: ULTRASOFTS             Status: R  Country:  USA
Application #:          6522            Application Date:     11/29/89
Registration #:      1639711            Registration Date:     4/02/91
US 8&15 Date: 4/02/97                   Renewal Date:          4/02/01

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: UNDEEZ                 Status: P  Country:  CANADA
Application #: 708,278                  Application Date:     7/3/92
Registration #:                         Registration Date:
US 8&15 Date:                           Renewal Date:

Goods: TRAINING PANTS

********************************************************************************
********************************************************************************

Mark: UNDEEZ                 Status: P  Country:  USA
Application #:     74/279909            Application Date: 6/1/92
Registration #:                         Registration Date:
US 8&15 Date:                           Renewal Date:

Goods: TRAINING PANTS (1B)

********************************************************************************
********************************************************************************

Mark: WONDER DRY             Status: P  Country:  USA
Application #:        192057            Application Date: 8/06/91
Registration #:                         Registration Date:
US 8&15 Date:                           Renewal Date:

Goods: DISPOSABLE DIAPERS (1B)

********************************************************************************
********************************************************************************

                        INTELLECTUAL PROPERTY AGREEMENT
                                SCHEDULE 3.01(b)
                                   TRADEMARKS
                                   ----------

Mark: WONDER DRY SYSTEM AND DESIGN  Status: R Country: USA
Application #:          2798                  Application Date:   11/16/89
Registration #:      1629112                  Registration Date:  12/25/90
US 8&15 Date:  12/25/96                       Renewal Date:       12/25/10

Goods: DISPOSABLE DIAPERS

********************************************************************************
********************************************************************************

Mark: WUNDERPANTS            Status: P  Country:  CANADA
Application #:       708,279            Application Date:     7/3/92
Registration #:                         Registration Date:
US 8&15 Date:                           Renewal Date:

Goods: TRAINING PANTS

********************************************************************************
********************************************************************************

Mark: WUNDERPANTS            Status: P  Country:  USA
Application #: 74/279907                Application Date:     6/1/92
Registration #:                         Registration Date:
US 8&15 Date:                           Renewal Date:

Goods: TRAINING PANTS (1B)

********************************************************************************
********************************************************************************